Exhibit (a)(2)



                           LETTER OF TRANSMITTAL
                    To Tender Preferred Depositary Units
             Representing Preferred Limited Partners' Interests
                                     in
                      FORUM RETIREMENT PARTNERS, L.P.
                     Pursuant to the Offer to Purchase
                           dated October 2, 1995
                                     by
                             FORUM GROUP, INC.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
   CITY TIME, ON TUESDAY, OCTOBER 31, 1995, UNLESS THE OFFER IS EXTENDED.


                      The Depositary for the Offer is:

                  AMERICAN STOCK TRANSFER & TRUST COMPANY
     By Mail, Hand or Overnight          By Facsimile Transmission:
              Courier:
                                      (For Eligible Institutions Only)
   American Stock Transfer & Trust             (718) 234-5001
               Company                        For Confirmation:
     40 Wall Street, 46th Floor                (718) 921-8200
      New York, New York  10005

    Delivery of this instrument to an address other than as set forth above, or transmission of instructions to a facsimile number other than as set forth above, will not constitute a valid delivery.

    The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

    This Letter of Transmittal is to be used if (i) depositary receipts ("Depositary Receipts") representing Units (as defined below) are to be delivered herewith or (ii) unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is utilized, if delivery of the Units is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, Midwest Securities Trust Company, or Philadelphia Depository Trust Company (collectively, the "Book-Entry Transfer Facilities") as set forth under the caption "The Offer -- Procedure for Tendering Units" in the Offer to Purchase.

    Unitholders who desire to tender Units and who cannot deliver their Depositary Receipts (as defined in the Offer to Purchase) and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer of such Units on a timely basis, must tender their Units pursuant to the guaranteed delivery procedure set forth under the caption "The Offer -- Procedure for Tendering Units" in the Offer to Purchase. See Instruction 2.

    The name(s) and address(es) of the registered holder(s) should be printed below, if they are not already printed below, exactly as they appear on the Depositary Receipt(s) representing the Units tendered herewith.  The Depositary Receipt(s) and the number of Units that the registered holder(s) wish(es) to tender should be indicated in the appropriate boxes below.
================================================================================
                         DESCRIPTION OF UNITS TENDERED
                               (See Instructions)
--------------------------------------------------------------------------------
  Name(s) and Address(es) of Registered              Units Tendered
                Holder(s)                      (Attach additional list if
    (Please fill in exactly as name(s)                 necessary)
       appear(s) on certificate(s))
--------------------------------------------------------------------------------
                                                         Number
                                                        of Units
                                          Depositary   Represented  Number of
                                            Receipt        by         Units
                                          Number(s)*   Depositary   Tendered**
                                                       Receipt(s)*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Total units

         *Need not be completed by Unitholders delivering Units by book-entry transfer.

       ** Unless otherwise indicated, it will be assumed that all Units represented by any Depositary Receipts delivered to the Depositary are being tendered. See Instruction 4.

================================================================================

/ / CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER UNITS BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution
                                -------------------------------------------

  Check box of applicable Book-Entry Transfer Facility:
     / /  The Depository Trust Company
     / /  Midwest Securities Trust Company
     / /  Philadelphia Depository Trust Company

  Account Number
                 ----------------------------------------------------------

  Transaction Code Number
                          -------------------------------------------------


/ / CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owner(s)
                                 ------------------------------------------


  Window Ticket Number (if any)
                                -------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery
                                                     ----------------------

  Name of Institution which Guaranteed Delivery
                                                ---------------------------

  If delivered by book-entry transfer, check box of applicable Book-Entry Transfer Facility:

     / /  The Depository Trust Company
     / /  Midwest Securities Trust Company
     / /  Philadelphia Depository Trust Company

  Account Number
                 ----------------------------------------------------------

  Transaction Code Number (if delivered by Book-Entry Transfer)
                                                                -----------

                  NOTE:  SIGNATURES MUST BE PROVIDED BELOW
            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Forum Group, Inc., an Indiana corporation (the "Purchaser"), the above-described preferred depositary units (the "Units") representing preferred limited partners' interests in Forum Retirement Partners, L.P., a Delaware limited partnership (the "Partnership"), pursuant to the Purchaser's offer to purchase any and all outstanding Units at $2.50 per Unit, net to the seller in cash, on the terms and subject to the conditions set forth in the Offer to Purchase dated October 2, 1995 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

   Subject to and effective upon acceptance for payment of the Units tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to or upon the order of the Purchaser all right, title, and interest in and to all of the Units that are being tendered hereby and any and all distributions (including without limitation the issuance of additional Units, other securities, or rights for the purchase of any security and/or property) in respect of such Units that are declared or paid on or after September 22, 1995 and are payable or distributable to Unitholders of record on a date prior to the transfer into the name of the Purchaser or its nominees or transferees on the Partnership's transfer records of the Units accepted for payment pursuant to the Offer (collectively, "Distributions"), and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units (and any Distributions), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Depositary Receipts representing such Units (and any Distributions), or transfer ownership of such Units (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser; (ii) present Depositary Receipts representing such Units (and any Distributions) for transfer on the books of the
                                    -2-

Partnership; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Units (and any Distributions), all in accordance with the terms of the Offer.

   The undersigned hereby irrevocably appoints Peter P. Copses, Mark L. Pacala, and Robert A. Whitman, and each of them, or any other designee of the Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, to execute any written consent as each such attorney and proxy or his substitute shall in his sole discretion deem proper and otherwise to act with respect to all of the Units (and any Distributions) tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote, consent, or other action. This power of attorney and proxy is coupled with an interest in the Units tendered hereby, is irrevocable, and is granted in consideration of, and is effective upon, the acceptance for payment of such Units by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all powers of attorney and proxies given by the undersigned at any time with respect to such Units (and any Distributions) and no subsequent powers of attorney or proxies will be given with respect thereto by the undersigned (and, if given, will be deemed ineffective). The undersigned understands that the Purchaser reserves the right to require that, in order for Units to be validly tendered, immediately upon the Purchaser's acceptance for payment of such Units, the Purchaser must be able to exercise full voting rights and other rights of a record and beneficial holder with respect to such Units and any securities received through Distributions, including without limitation voting at a meeting of Unitholders or acting by written consent.

   The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign, and transfer the Units tendered hereby; and (ii) when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, restrictions, charges, and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents the Depositary or the Purchaser deems necessary or desirable to complete the assignment, transfer, and purchase of the Units (and any Distributions) tendered hereby. In addition, the undersigned will promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Units tendered hereby, accompanied by appropriate documentation of transfer and, pending remittance or appropriate assurance thereof, the Purchaser will be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price of Units tendered hereby the amount or value thereof, as determined by the Purchaser in its sole discretion.

   The undersigned agrees and acknowledges that, upon acceptance for payment of the Units tendered hereby by the Purchaser in accordance with the terms of the Offer, the undersigned will be deemed to have released the Purchaser, Forum Retirement, Inc., the general partner of the Partnership, and their respective stockholders, affiliates, directors, officers, employees, agents, and representatives from any and all claims, causes of action, and liabilities, known or unknown, arising from or relating to the business and affairs of, or any transactions by or involving, or the purchase and ownership of securities of, the Partnership, from the beginning of time through the date on which the Units tendered herewith are accepted for payment in accordance with the terms of the Offer, including without limitation any claim, cause of action, or liability arising from or relating to the subject matter of the litigation described in the Offer to Purchaser under the caption "Special Factors -- Certain Litigation against the Purchaser and the General Partner." As described in the Offer to Purchase, tendering Unitholders may be waiving significant rights, including their right to participate in any judgment for monetary damages or in any monetary or other settlement.

   The undersigned understands that the valid tender of Units pursuant to any one of the procedures described under the caption "The Offer -- Procedure for Tendering Units" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser on the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may terminate or amend the Offer or may not be required to accept for payment any of the Units tendered herewith.

   All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

   Please issue the check for the purchase price of the Units purchased in the name(s) of the undersigned. Unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or any Depositary Receipt(s) evidencing any Units not tendered or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address appearing below the undersigned's signature. In the case of book-entry delivery of Units, please credit the account maintained by the Book-Entry Transfer Facility indicated above with any Units not accepted for payment.

   IF ANY SURRENDERED UNITS ARE REGISTERED IN DIFFERENT NAMES, IT WILL BE NECESSARY TO COMPLETE, SIGN, AND SUBMIT AS MANY SEPARATE COPIES OF THIS LETTER OF TRANSMITTAL AS THERE ARE DIFFERENT REGISTRATIONS.

--------------------------------------------------------------------------------

                       SPECIAL DELIVERY INSTRUCTIONS
         (Also Complete Substitute W-9 and FIRPTA Affidavit Below)
                       (See Instructions 1, 3, and 5)


  To be completed ONLY if Depositary Receipts representing Units not tendered or not accepted for payment and/or the check for the purchase price of Units accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that appearing below the undersigned's signature.

  Mail:   [ ] Check and/or [ ] Depositary Receipt(s) to:

  Name:
          ---------------------------------------------------------------
                               (Please Print)

  Address:
            -------------------------------------------------------------

          ---------------------------------------------------------------
                             (Include Zip Code)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PLEASE SIGN HERE
         (Also Complete Substitute W-9 and FIRPTA Affidavit Below)
         (See Instructions 1, 2, and 3 and the following paragraph)
  X                                ,
   --------------------------------  ------------------------------------

  X                                ,
   --------------------------------  ------------------------------------
            Signature(s) of Owner(s)                 Date

    Area Code and Tel. No.:
                            --------------------------------------------

       (Must be signed by the registered holder(s) exactly as the name(s) appear(s) on the Depositary Receipt(s) representing Units or on a security position listing or by person(s) authorized to become registered holder(s) by Depositary Receipts and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer, or other person acting in a fiduciary or representative capacity, please describe such capacity (e.g., set forth full title). See Instructions 2 and 3.)

   Name(s):
            -------------------------------------------------------------


            -------------------------------------------------------------
                         (Please Type or Print)

  Capacity:
            -------------------------------------------------------------

   Address:
            -------------------------------------------------------------

            -------------------------------------------------------------
                           (Include Zip Code)


                           SIGNATURE GUARANTEE
                     (If required by Instruction 1)
  Signature(s) Guaranteed by
  an Eligible Institution:
                           ----------------------------------------------
                            (Authorized Signature)


               ----------------------------------------------------------
                                    (Title)

               ----------------------------------------------------------
                                (Name of Firm)


               ----------------------------------------------------------
                                   (Address)

               ----------------------------------------------------------
                         (Area Code and Telephone No.)

               Dated:
                      ---------------------------------------------------

--------------------------------------------------------------------------------

                                INSTRUCTIONS
           Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signature(s). No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of the Units (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Units) tendered herewith, unless such holder(s) has completed the box entitled "Special Delivery Instructions" above or (b) such Units are tendered for the account of a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 3.

2. Delivery of this Letter of Transmittal and the Unit(s). This Letter of Transmittal is to be completed by Unitholders either if Depositary Receipts are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Units is to be made pursuant to the procedures for book-entry transfer set forth under the caption "The Offer -- Procedure for Tendering Units" in the Offer to Purchase. For Units to be validly tendered pursuant to the Offer, (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein and either Depositary Receipts in proper form for transfer must be received by the Depositary at such address or a book-entry transfer of such Units into the Depositary's account at a Book-Entry Transfer Facility must be confirmed, in each case prior to the Expiration Date (as defined in the Offer to Purchase) or (b) the tendering Unitholder must comply with the guaranteed delivery procedure set forth below.
   Unitholders whose Depositary Receipts are not immediately available or who cannot deliver their Depositary Receipts and all other required documents to the Depositary on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Units pursuant to the guaranteed delivery procedures set forth under the caption "The Offer -- Procedure for Tendering Units" in the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) the Depositary Receipts for all physically delivered Units in proper form for transfer, or book-entry transfer of such Units into the Depositary's account at a Book-Entry Transfer Facility, as the case may be, together with a properly completed and duly executed
Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary within five business days after the date of such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase under the caption "The Offer -- Procedure for Tendering Units." This Letter of Transmittal is to be completed by Unitholders either if Depositary Receipts are to be forwarded herewith or if delivery of Units is to be made pursuant to the procedures for book-entry transfer set forth under the caption "The Offer -- Procedure for Tendering Units" in the Offer to Purchase.
   The method of delivery of Units and all other required documents is at the election and risk of the tendering Unitholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

   No alternative, conditional, or contingent tenders will be accepted and no fractional Units will be purchased. All tendering Unitholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Units for payment. None of the Purchaser, the Depositary, the Information Agent, or any other person is obligated to give notice of defects or irregularities in any tender, nor will any of them incur any liability for failure to give any such notice.
3. Signature(s) on Letter of Transmittal; Endorsement(s) and Instruments of Transfer. (a) If this Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Depositary Receipts without alteration, enlargement, or any change whatsoever.
   (b) If any of the Unit(s) are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

   (c) If any of the Unit(s) are registered in different names on several Depositary Receipts, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal and any necessary accompanying documents as there are different registrations of Depositary Receipts.

   (d) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Depositary Receipts listed, the Depositary Receipts must be endorsed or accompanied by appropriate written instruments of transfer satisfactory to the Depositary, and in either case, signed exactly as the name(s) of the registered holder(s)
appear(s) on such Depositary Receipts.   Signatures on any such Depositary
Receipts or written instruments of transfer must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

   (e) If this Letter of Transmittal or any Depositary Receipts or written instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person to so act must be submitted with this Letter of Transmittal.

4. Partial Tenders. (Not applicable to Unitholders who tender by book-entry transfer.) If fewer than all the Units evidenced by any Depositary Receipts submitted are to be tendered, fill in the number of Units that are to be tendered in the box entitled "Number of Units Tendered." In such case, new Depositary Receipt(s) for the remainder of the Units that were evidenced by the Depositary Receipt(s) will be issued in the name of the person signing this Letter of Transmittal and, unless otherwise provided in the box of this Letter of Transmittal entitled "Special Delivery Instructions," will be mailed to the person signing this Letter of Transmittal at the address set forth below such person's signature. All Units represented by Depositary Receipts delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Special Delivery Instructions. If Depositary Receipts representing Units not tendered or not accepted for payment and/or the check for the purchase price of Units accepted for payment are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing the Letter of Transmittal at an address other than that set forth below such person's signature, the box of this Letter of Transmittal entitled "Special Delivery Instructions" should be completed.

6. Transfer Taxes. The Purchaser will pay all transfer taxes, if any, applicable to the transfer of Units to it pursuant to the Offer. If, however, tendered Depositary Receipts are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, and accordingly the check for the purchase price is to be issued, or Depositary Receipts for Units not tendered or not accepted for payment are to be registered, in the name of the person(s) signing this Letter of Transmittal and not the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s) or the person(s) signing this Letter of Transmittal) payable on account of the transfer to the person(s) signing this Letter of Transmittal will be deducted from the purchase price unless satisfactory evidence of payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Subsection 6, it will not be necessary for transfer tax stamps or funds to cover such stamps to be provided with this Letter of Transmittal.

7. Waiver of Conditions. The Purchaser reserves the absolute right to waive any of the specified conditions to the Offer.

8. Mutilated, Lost, Stolen, or Destroyed Depositary Receipts. If any Depositary Receipt representing Units has been mutilated, lost, stolen, or destroyed, the Unitholder should promptly notify the Depositary as indicated above for further instructions.

9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of this Letter of Transmittal, the Notice of Guaranteed Delivery, and Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 should be directed to MacKenzie Partners, Inc., the Information Agent for the Offer, at the telephone numbers and address set forth below or from your broker, dealer, commercial bank, trust company, or other nominee.


                         IMPORTANT TAX INFORMATION

   Backup Withholding. Federal income tax law requires that a Unitholder whose tendered Units are accepted for payment provide the Depositary with such Unitholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which in the case of a surrendering Unitholder who is an individual is his or her social security number, and to certify that the Unitholder is not subject to backup withholding. If the Depositary is not provided with the correct TIN, such Unitholder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments that are made to such Unitholder may be subject to 31% backup withholding.

   Certain Unitholders (including, among others, corporations and certain foreign persons) are not subject to backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the Substitute Form W-9. In order for a foreign person to qualify as an exempt recipient, the Unitholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

   If backup withholding applies, the Depositary is required to withhold
31% of any payment made to the Unitholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of such withholding. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

   Purpose of Substitute Form W-9. To prevent backup withholding, each Unitholder tendering Units must provide such Unitholder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Unitholder is awaiting a TIN) and that the Unitholder is not subject to backup withholding because (i) the Unitholder is exempt from backup withholding, or (ii) the Unitholder has not been notified by the IRS that the Unitholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Unitholder that the Unitholder is no longer subject to backup withholding.

   The Unitholder is required to give the TIN (e.g., the social security number or employer identification number) of the record owner of the tendered Units or of the most recent transferee of the tendered Units as evidenced by endorsements on the Depositary Receipts representing such Units or any accompanying instruments of transfer. If the Units are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional information on which TIN to report.
The box in Part 2 of the Substitute Form W-9 may be checked if you have not been issued a TIN and have applied for a TIN or intend to apply for a TIN in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN within 60 days, backup withholding will begin and continue until you furnish your TIN to the Depositary.

   FIRPTA Withholding. To avoid potential withholding of tax in an amount equal to 10% of the purchase price of Units accepted for payment, including the amount of any liabilities of the Partnership allocable to such Units, each Unitholder must provide the Depositary with an affidavit (the "FIRPTA Affidavit") stating under penalty of perjury such Unitholder's TIN, that the Unitholder is not a foreign person, and such person's address. FIRPTA Affidavits for both individuals and entities are set forth below.


                                            PAYOR'S NAME:  AMERICAN STOCK TRANSFER & TRUST COMPANY


  SUBSTITUTE                          PART 1-PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND           TIN:
                                      CERTIFY BY SIGNING AND DATING BELOW                                    ---------------------
  Form W-9                                                                                                   Social Security Number
                                                                                                              or Employee
                                                                                                              Identification Number
  Department of the Treasury
                                                                                                             PART 2-
  Internal Revenue Service                                                                                   Awaiting TIN  / /

                                      PART 3-CERTIFICATION:  Under the penalties of perjury,  I certify that (1) the number shown on this form is  my correct taxpayer  identification number (or  I am waiting for a number to  be issued to  me) and (2) I  am not subject to backup withholding because  (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report  all interest  or dividends,  or (c)  the IRS has notified me  that I  am no  longer subject  to backup withholding.  (You
Payor's Request for Taxpayer          must cross out  Item (2) above if you have  been notified by the IRS that  you
Identification Number (TIN)           are currently subject to backup withholding because of underreporting interest or dividends  on your tax return.  However, if after being notified by the IRS that you  were subject to backup withholding you received  another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).)
                                      Signature:                                                          Date:
                                                 -----------------------------------          ------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NOTE:   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT
        TO THE OFFER.  PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
        SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

------------------------------------------------------------------------------------------------------------------------------
                                                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                                                            THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

                                       CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER
       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or  delivered an application to  receive a taxpayer identification  number to the appropriate  Internal Revenue
  Service Center  or Social  Security Administration Office  or (2) I intend  to mail or deliver  an application in  the near
  future.   I understand  that if  I do  not provide  a taxpayer identification  number by the  time of  payment, 31%  of all reportable payments made to me will be withheld, but that such withheld amounts will be  paid to me if I provide a taxpayer identification number within 60 days from the date of this certificate.


  ----------------------------------------------------------------------  ---------------------------------------------------
                        Signature                                                Date



                 FIRPTA Non-Foreign Unitholder Certificate:
                             for Individual Use


     Under Section 1445(e)(5) of the Internal Revenue Code and Treas. Reg. 1.1445-11T(d), a transferee must withhold tax equal to 10 percent of the amount realized with respect to certain transfers of an interest in a partnership in which 50 percent of more of the value of the gross assets consists of U.S. real property interests plus cash or cash equivalents if the holder of the partnership interest is a foreign person. To inform the Purchaser that no withholding is required with respect to my interest in the Partnership, I, ______________________________ (name of Unitholder), hereby certify the following:

          1. I am a U.S. resident for purposes of U.S. income taxation (as that term is defined in the Internal Revenue Code and Income Tax Regulations);

          2. My U.S. taxpayer identification number (Social Security Number) is _____-_____-_______;
     and
          3.   My home address is
     _____________________________________________________________.

     Under penalty of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.
                         Signed:
                                  ___________________________________________

                         Print Name:
                                      _______________________________________
                         Dated:
                                 ____________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN WITHHOLDING OF 10% OF THE AMOUNT REALIZED BY YOU PURSUANT TO THE OFFER.
In case of problem, the Depositary should contact:

Name:______________________________________

Telephone Number: (____)_____________________

                 FIRPTA Non-Foreign Unitholder Certificate:
                         for Entity Unitholder Use


     Under Section 1445(e)(5) of the Internal Revenue Code and Treas. Reg. 1.1445-11T(d), a transferee must withhold tax equal to 10 percent of the amount realized with respect to certain transfers of an interest in a partnership in which 50 percent of more of the value of the gross assets consists of U.S. real property interests plus cash or cash equivalents if the holder of the partnership interest is a foreign person. To inform the Purchaser that no withholding is required with respect to the undersigned's interest in it, the undersigned hereby certifies the following on behalf of the undersigned:
          1. The undersigned is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

          2. The undersigned's U.S. employer identification number is __________________________; and

          3. The undersigned's office and place of incorporation (if applicable) is/are
                        --------------------------------------------------

     ---------------------------------------------------------------------
                                                                          .
     ---------------------------------------------------------------------
     Under penalty of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document of behalf of the undersigned.

                         Name of Entity:
                                           ____________________________________

                         Signed:
                                    ___________________________________________

                         Print Name:
                                        _______________________________________

                         Title:
                                  _____________________________________________

                         Dated:
                                   ____________________________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN WITHHOLDING OF 10% OF THE AMOUNT REALIZED BY YOU PURSUANT TO THE OFFER.

In case of problem, the Depositary should contact:

Name:______________________________________

Telephone Number: (____)_____________________

Name of Entity:  _____________________________

     Any questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, and the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone numbers and address set forth below. You may also contact your broker, dealer, commercial bank, trust company, or other nominee for assistance this Offer.


                  The Information Agent for the Offer is:
                          MACKENZIE PARTNERS, INC.


                              156 Fifth Avenue
                         New York, New York  10010
                       (212) 929-5500 (call collect)
                                     or
                       Call Toll Free (800) 322-2885